Exhibit 99.2
ThredUp Inc.
Second Quarter 2026 Supplemental Financials
All results reported are for continuing operations, unless otherwise noted.
Key Financial Metrics for the Quarter
•Revenue of $90.8 million
◦vs. $77.7 million in 2Q25
◦an increase of 17% YoY
•Gross profit of $72.5 million
◦vs. $61.7 million in 2Q25
◦an increase of 17% YoY
•Gross margin of 79.9%
◦vs. 79.5% in 2Q25
•Net loss of $5.9 million
◦vs. loss of $5.2 million in 2Q25
•Adjusted EBITDA of $4.8 million
◦vs. $3.0 million in 2Q25
•Adjusted EBITDA margin of 5.3%
◦vs. 3.9% in 2Q25
•Cash, cash equivalents, restricted cash and short-term marketable securities were $57.4 million at the quarter end
•Total quarter Active Buyers of 1,771 thousand
◦vs. 1,465 thousand in 2Q25
◦an increase of 21% YoY
•Orders of 1,871 thousand
◦vs. 1,535 thousand in 2Q25
◦an increase of 22% YoY
Financial Outlook
For third quarter 2026, ThredUp expects:
•Revenue in the range of $87.0 million to $89.0 million
•Gross margin in the range of 78.0% to 79.0%
•Adjusted EBITDA margin of approximately 4.0%
•Depreciation and amortization of approximately $3.3 million
•Stock-based compensation of approximately $5.9 million
•Weighted-average shares of approximately 132 million
For fourth quarter 2026, ThredUp expects:
•Revenue in the range of $85.0 million to $87.0 million
•Gross margin in the range of 77.5% to 78.5%
•Adjusted EBITDA margin of approximately 6.0%
•Depreciation and amortization of approximately $3.3 million
•Stock-based compensation of approximately $5.9 million
•Weighted-average shares of approximately 133 million
For fiscal year 2026, ThredUp expects:
•Revenue in the range $344.4 million to $348.4 million
•Gross margin in the range of 78.7% to 79.1%
•Adjusted EBITDA margin of approximately 4.7%
•Depreciation and amortization of approximately $14.0 million
•Stock-based compensation of approximately $23.3 million
•Weighted-average shares of approximately 131 million
Conference Call and Webcast
•The live and archived webcast and all related earnings materials will be available at ThredUp’s investor relations website: ir.thredup.com/news-events/events-and-presentations.

ThredUp Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages, unaudited)
Three Months Ended	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Revenue	$61,514	$67,267	$71,291	$77,657	$82,161	$79,704	$81,671	$90,767
Cost of revenue	12,760	13,167	14,920	15,921	16,949	16,270	17,011	18,243
Gross profit	48,754	54,100	56,371	61,736	65,212	63,434	64,660	72,524
Gross margin	79.3%	80.4%	79.1%	79.5%	79.4%	79.6%	79.2%	79.9%
Operating expenses:
Operations, product and technology	33,296	36,814	35,126	37,525	38,545	41,663	41,075	45,115
Marketing	12,912	11,618	13,143	16,206	16,186	13,447	14,941	17,761
Sales, general and administrative	13,010	13,823	13,536	13,250	14,869	15,003	15,233	15,761
Total operating expenses	59,218	62,255	61,805	66,981	69,600	70,113	71,249	78,637
Operating expenses as a % of revenue	96.3%	92.5%	86.7%	86.3%	84.7%	88.0%	87.2%	86.6%
Operating loss	(10,464)	(8,155)	(5,434)	(5,245)	(4,388)	(6,679)	(6,589)	(6,113)
Operating loss % of revenue	(17.0)%	(12.1)%	(7.6)%	(6.8)%	(5.3)%	(8.4)%	(8.1)%	(6.7)%
Interest expense	(629)	(567)	(514)	(496)	(477)	(432)	(384)	(299)
Other income, net	739	671	790	596	583	1,541	525	504
Loss before income taxes	(10,354)	(8,051)	(5,158)	(5,145)	(4,282)	(5,570)	(6,448)	(5,908)
Provision (benefit) for income taxes	4	8	57	31	(34)	5	24	27
Loss from continuing operations	(10,358)	(8,059)	(5,215)	(5,176)	(4,248)	(5,575)	(6,472)	(5,935)
Loss from continuing operations margin	(16.8)%	(12.0)%	(7.3)%	(6.7)%	(5.2)%	(7.0)%	(7.9)%	(6.5)%
Loss from discontinued operations	(14,413)	(13,648)	—	—	—	—	—	—
Net loss	$(24,771)	$(21,707)	$(5,215)	$(5,176)	$(4,248)	$(5,575)	$(6,472)	$(5,935)

ThredUp Inc.
Reconciliation of Loss from Continuing Operations to Adjusted EBITDA
(in thousands, except percentages, unaudited)
Three Months Ended	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Loss from continuing operations	$(10,358)	$(8,059)	$(5,215)	$(5,176)	$(4,248)	$(5,575)	$(6,472)	$(5,935)
Stock-based compensation expense	6,162	6,055	5,520	4,500	4,439	4,544	5,503	5,925
Depreciation and amortization	3,526	6,432	3,169	3,166	3,138	3,451	3,306	4,101
Interest expense	629	567	514	496	477	432	384	299
Provision (benefit) for income taxes	4	8	57	31	(34)	5	24	27
Impairment of long-lived assets	—	—	—	—	—	1,070	—	—
Legal settlement and fees	—	—	—	—	—	250	—	—
Severance and other reorganization costs	351	(14)	(3)	—	—	—	—	362
Gain on sale of non-marketable equity investment	—	—	(234)	—	—	(1,250)	—	—
Adjusted EBITDA	$314	$4,989	$3,808	$3,017	$3,772	$2,927	$2,745	$4,779
Adjusted EBITDA margin	0.5%	7.4%	5.3%	3.9%	4.6%	3.7%	3.4%	5.3%

ThredUp Inc.
Active Buyers and Orders
(in thousands, unaudited)
Three Months Ended	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Active Buyers	1,248	1,274	1,370	1,465	1,568	1,650	1,713	1,771
Orders	1,172	1,226	1,371	1,535	1,608	1,561	1,635	1,871

ThredUp Inc.
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(in thousands, except percentages, unaudited)
Three Months Ended	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Operations, product, and technology	$33,296	$36,814	$35,126	$37,525	$38,545	$41,663	$41,075	$45,115
Marketing	12,912	11,618	13,143	16,206	16,186	13,447	14,941	17,761
Sales, general, and administrative	13,010	13,823	13,536	13,250	14,869	15,003	15,233	15,761
Total operating expenses	59,218	62,255	61,805	66,981	69,600	70,113	71,249	78,637
Less: Stock-based compensation expense	(6,162)	(6,055)	(5,520)	(4,500)	(4,439)	(4,544)	(5,503)	(5,925)
Less: Severance and other reorganization costs	(351)	14	3	—	—	—	—	(362)
Total non-GAAP operating expenses	$52,705	$56,214	$56,288	$62,481	$65,161	$65,569	$65,746	$72,350
Non-GAAP operating expenses % of revenue	85.7%	83.6%	79.0%	80.5%	79.3%	82.3%	80.5%	79.7%

ThredUp Inc.
Stock-Based Compensation Expense Details
(in thousands, unaudited)
Three Months Ended	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Operations, product, and technology	$3,046	$3,002	$2,645	$2,306	$1,982	$2,135	$2,434	$2,625
Marketing	112	116	114	112	99	155	219	257
Sales, general, and administrative	3,004	2,937	2,761	2,082	2,358	2,255	2,850	3,043
Total stock-based compensation expense	$6,162	$6,055	$5,520	$4,500	$4,439	$4,544	$5,503	$5,925

ThredUp Inc.
Severance and Other Reorganization Costs Details
(in thousands, unaudited)
Three Months Ended	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Operations, product, and technology	$—	$—	$—	$—	$—	$—	$—	$(286)
Marketing	—	—	—	—	—	—	—	—
Sales, general, and administrative	351	(14)	(3)	—	—	—	—	(76)
Total severance and other reorganization costs	$351	$(14)	$(3)	$—	$—	$—	$—	$(362)

ThredUp Inc.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)
	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Assets:
Current assets:
Cash and cash equivalents	$46,218	$38,629	$38,996	$42,169
Marketable securities	4,893	9,498	10,457	10,261
Accounts receivable, net	3,725	2,437	4,316	2,619
Other current assets	5,665	6,112	6,616	6,159
Total current assets	60,501	56,676	60,385	61,208
Operating lease right-of-use assets	27,337	25,376	26,353	25,182
Property and equipment, net	67,901	67,243	67,704	65,901
Goodwill	10,746	10,746	10,746	10,746
Other assets	5,984	7,204	7,185	7,105
Total assets	$172,469	$167,245	$172,373	$170,142
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$12,328	$10,329	$11,864	$13,474
Accrued and other current liabilities	26,279	24,511	27,112	22,920
Seller payable	17,934	18,264	18,947	19,463
Operating lease liabilities, current	5,123	5,401	5,776	5,767
Current portion of long-term debt	3,870	3,875	—	—
Total current liabilities	65,534	62,380	63,699	61,624
Operating lease liabilities, non-current	30,058	28,580	28,672	27,120
Long-term debt, net of current portion	15,247	14,276	17,740	17,722
Other non-current liabilities	2,558	2,816	2,871	2,928
Total liabilities	113,397	108,052	112,982	109,394
Commitments and contingencies
Stockholders’ equity:
Common stock	12	12	12	13
Additional paid-in capital	629,560	635,253	641,945	649,257
Accumulated other comprehensive income (loss)	—	3	(19)	(40)
Accumulated deficit	(570,500)	(576,075)	(582,547)	(588,482)
Total stockholders’ equity	59,072	59,193	59,391	60,748
Total liabilities and stockholders’ equity	$172,469	$167,245	$172,373	$170,142

ThredUp Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)
Three Months Ended	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Cash flows from operating activities:
Net loss	$(4,248)	$(5,575)	$(6,472)	$(5,935)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Stock-based compensation expense	4,439	4,544	5,503	5,925
Depreciation and amortization	3,138	3,451	3,306	4,101
Reduction in carrying amount of right-of-use assets	1,205	1,212	1,144	1,172
Impairment of long-lived assets	—	1,070	—	—
Other	66	(750)	17	48
Changes in operating assets and liabilities:
Accounts receivable, net	74	1,288	(1,880)	1,697
Other current and non-current assets	58	(520)	(465)	404
Accounts payable	1,622	(2,955)	2,510	312
Accrued and other current liabilities	(680)	(2,357)	2,061	(2,229)
Seller payable	1,589	330	683	516
Operating lease liabilities	(1,235)	(1,201)	(1,653)	(1,561)
Net cash provided by (used in) operating activities	6,028	(1,463)	4,754	4,450
Cash flows from investing activities:
Purchases of marketable securities	(3,872)	(7,762)	(4,579)	(5,666)
Sale and maturities of marketable securities	5,650	3,225	3,675	5,878
Purchases of property and equipment	(3,651)	(1,727)	(4,111)	(2,667)
Net cash used in investing activities	(1,873)	(6,264)	(5,015)	(2,455)
Cash flows from financing activities:
Payments on debt	(1,000)	(1,000)	(433)	(36)
Proceeds from issuance of stock-based awards	6,915	6,164	4,445	3,947
Payment of withholding taxes on stock-based awards	(8,446)	(5,113)	(3,384)	(2,733)
Net cash provided by (used in) financing activities	(2,531)	51	628	1,178
Net change in cash, cash equivalents, and restricted cash	1,624	(7,676)	367	3,173
Cash, cash equivalents, and restricted cash, beginning of period	49,629	51,253	43,577	43,944
Cash, cash equivalents, and restricted cash, end of period	$51,253	$43,577	$43,944	$47,117

ThredUp Inc.
Reconciliation of Net Cash Provided By (Used In) Operating Activities to Non-GAAP Free Cash Flow
(in thousands, unaudited)
Three Months Ended	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Net cash provided by (used in) operating activities	$6,028	$(1,463)	$4,754	$4,450
Purchases of property and equipment	(3,651)	(1,727)	(4,111)	(2,667)
Non-GAAP free cash flow	$2,377	$(3,190)	$643	$1,783

Investors
ir@thredup.com
Media
media@thredup.com
About ThredUp
ThredUp is transforming resale with technology and a mission to inspire the world to think secondhand first. By making it easy to buy and sell secondhand, ThredUp has become one of the world's largest online resale platforms for apparel, shoes and accessories. Sellers enjoy ThredUp because we make it easy to clean out their closets and unlock value for themselves or for the charity of their choice while doing good for the planet. Buyers enjoy shopping value, premium and luxury brands all in one place, at up to 90% off estimated retail price. Our proprietary operating platform is the foundation for our managed marketplace and consists of distributed processing infrastructure, proprietary software and systems and data science expertise. With ThredUp’s Resale-as-a-Service, some of the world's leading brands and retailers are leveraging our platform to deliver customizable, scalable resale experiences to their customers. ThredUp has processed over 200 million unique secondhand items from 60,000 brands across 100 categories. By extending the life cycle of clothing, ThredUp is changing the way consumers shop and ushering in a more sustainable future for the fashion industry.
Forward-Looking Statements
This financial supplement contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential”, “looking ahead,” “looking forward,” “seeking” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this financial supplement include, but are not limited to, guidance on financial results for the third and fourth quarters and full year of 2026; statements about future free cash flow, operating results, capital expenditures and other developments in our business and our long term growth; trends, consumer demand and growth in the online resale markets; the momentum of our business; our investments in technology and infrastructure, including with respect to AI technologies; the impact of tariffs and other changes to global trade on our business; the success and expansion of our RaaS® model and the timing and plans for future RaaS® clients;the implementation and success of direct selling and premium listings on ThredUp; our ability to attract new Active Buyers, including our efforts to make resale more engaging and accessible to a wider audience through innovative shopping experiences, such as the launch of our rebrand; and legal and regulatory developments.
More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The forward-looking statements in this financial supplement are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing ThredUp’s views as of any date subsequent to the date of this financial supplement.

Additional information regarding these and other factors that could affect ThredUp's results is included in ThredUp’s SEC filings, which may be obtained by visiting our Investor Relations website at ir.thredup.com or the SEC's website at www.sec.gov.
Non-GAAP Financial Measures and Other Operating and Business Metrics
This financial supplement and the accompanying tables contain non-GAAP financial measures: Adjusted EBITDA from continuing operations, Adjusted EBITDA from continuing operations margin, Non-GAAP operating expenses, and Non-GAAP free cash flow. In addition to our results determined in accordance with GAAP, we believe that these non-GAAP financial measures, are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate and assess our operating performance and the operating leverage in our business, and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures, when taken collectively with our GAAP results, may be helpful to investors because they provide consistency and comparability with past financial performance and assist in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. These non-GAAP financial measures are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP financial measures used by other companies.
A reconciliation is provided above for Non-GAAP Adjusted EBITDA from continuing operations to Loss from continuing operations, the most directly comparable financial measures stated in accordance with GAAP. We calculate Adjusted EBITDA from continuing operations as Loss from continuing operations adjusted to exclude, where applicable in a given period, stock-based compensation expense, depreciation and amortization, interest expense, provision (benefit) for income taxes, impairment of long-lived assets, legal settlement and fees, severance and other reorganization costs, and gains related to non-marketable equity investment.
A reconciliation is provided above for Non-GAAP operating expenses to Total operating expenses, the most directly comparable financial measures stated in accordance with GAAP. Non-GAAP operating expenses are Total operating expenses adjusted to exclude stock-based compensation expense and severance and other reorganization costs.
A reconciliation is provided above for Non-GAAP free cash flow to Net cash provided by (used in) operating activities, the most directly comparable financial measure stated in accordance with GAAP. We calculate Non-GAAP free cash flow as Net cash provided by (used in) operating activities reduced by Purchases of property and equipment.
ThredUp is not providing a quantitative reconciliation of forward-looking guidance of the non-GAAP measures above, including Adjusted EBITDA margin to net loss margin, the most directly comparable financial measure under GAAP, because certain items are out of ThredUp’s control or cannot be reasonably predicted. We calculate Adjusted EBITDA as net loss adjusted to exclude, where applicable in a given period, stock-based compensation expense, depreciation and amortization, interest expense, provision (benefit) for income taxes, impairment of long-lived assets, legal settlement and fees, severance and other reorganization costs, and gains related to non-marketable equity investment. Adjusted EBITDA margin represents Adjusted EBITDA divided by Revenue for the same period. Accordingly, a reconciliation for Adjusted EBITDA in order to calculate forward-looking Adjusted EBITDA margin is not available without unreasonable effort. These items are uncertain, depend on various factors, and could result in projected net loss margin being materially greater than is indicated by the currently estimated Adjusted EBITDA margin.

We encourage investors to review our results determined in accordance with GAAP and the accompanying reconciliations for more information.
An Active Buyer is a ThredUp buyer who has made at least one purchase in the last twelve months. A ThredUp buyer is a customer who has created an account and purchased in our marketplaces, including through our RaaS® clients, and is identified by a unique email address. A single person could have multiple ThredUp accounts and count as multiple Active Buyers.
Orders are defined as the total number of orders placed by buyers across our marketplaces, including through our RaaS® clients, in a given period, net of cancellations.